UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2007 (June 7, 2007)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

  Not Applicable
Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.      Completion of Acquisition or Disposition of Assets.

On June 7, 2007, The Coca-Cola Company, a Delaware corporation ("TCCC"), announced that it completed its previously announced acquisition of Energy Brands Inc. d/b/a Glaceau, a New York corporation ("Glaceau"). Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 24, 2007, by and among TCCC, Mustang Acquisition Company, LLP, a Delaware limited liability partnership ("Merger Sub"), Glaceau, and J. Darius Bikoff ("Bikoff") and Michael Repole, each solely in his capacity as, respectively, Initial Stockholder Representative and Substitute Stockholder Representative (as such terms are defined in the Merger Agreement), Merger Sub has merged (the "Merger") with and into Glaceau with Glaceau surviving the Merger as a subsidiary of TCCC (the "Surviving Corporation").

In connection with the Merger, TCCC paid approximately $2.9 billion in cash with respect to approximately 71.3% of the outstanding shares of common stock of Glaceau and all options, warrants or other rights to acquire any securities of Glaceau. As a result of the Merger, TCCC owns approximately 71.3% of the outstanding common stock of the Surviving Corporation with the remaining approximately 28.7% being held by Tata Tea (GB) Investments Limited and Tata Limited (collectively, the "Tata Entities").  Pursuant to a Put and Call Option Agreement (the "Put/Call Agreement"), the shares of common stock of the Surviving Corporation owned by the Tata Entities will be subject to a call by TCCC, exercisable by TCCC at any time between October 22, 2007 and November 21, 2007, at a price equal to the per share merger consideration less any dividends paid thereon and an amount equal to 10% of such consideration (which will be deposited in escrow to fund potential indemnity claims and additional transaction expenses).  The Tata Entities will also have the right under the Put/Call Agreement to put to TCCC, at any time between November 11, 2007 and December 3, 2007, the shares of the entity that will hold such shares of common stock of the Surviving Corporation at the same price.  TCCC currently intends to exercise the call. Upon exercise of the call by TCCC or the put by Tata Entities, TCCC would own 100% of the Surviving Corporation. Pursuant to a separate Voting Agreement (the "Voting Agreement") between TCCC and the Tata Entities, the Tata Entities have agreed to vote their shares of common stock of the Surviving Corporation in accordance with TCCC's instructions and has granted an irrevocable proxy with respect to the voting of such shares to TCCC.

The Merger Agreement provides for the indemnification of TCCC with respect to certain matters.  Ten percent (10%) of the merger consideration paid has been held in escrow to satisfy indemnification claims.  Indemnification for claims shall be limited to the extent to which claims exceed $10,000,000, subject to certain exceptions.  In addition, Bikoff has entered into a Supplemental Indemnity Agreement (the “Supplemental Indemnity Agreement”) whereby Bikoff has agreed personally to indemnify TCCC for damages in respect of certain representations contained in the Merger Agreement and in the event that it is determined that TCCC was defrauded in certain respects in connection with the representations, warranties, covenants and other agreements contained in the Merger Agreement, in each case, to the extent such claims are not satisfied from the escrow fund.  With the exception of claims which may be made under the Supplemental Indemnity Agreement or claims for fraud, the funds held in escrow will be the exclusive source of recovery for TCCC with respect to any indemnification claim.  Indemnification of TCCC shall expire eighteen months following the closing of the Merger, except for certain limited indemnification rights which expire two years following the closing of the Merger.  Indemnification of TCCC under the Supplemental Indemnity Agreement shall expire three years following the closing of the Merger.

       The foregoing descriptions of the Merger, the Merger Agreement, the Put/Call Agreement, the Voting Agreement, and the Supplemental Indemnity Agreement are not complete and are qualified in their entirety by reference to the Merger Agreement, the Put/Call Agreement, the Voting Agreement and the Supplemental Indemnity Agreement, copies of which are filed as Exhibit 2.1, 99.1, 99.2 and 99.3, respectively.

The Merger Agreement, which is being filed to provide investors with information regarding its terms, contains various representations and warranties of Glaceau and TCCC.  The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a shareowner might view as material, or may have been made for purposes of allocating contractual risk among the parties rather than establishing matters as facts.  Accordingly, investors should not view the representations and warranties contained in the Merger Agreement as disclosures with respect to the actual state of facts concerning the business, operations or condition of any of the parties to the Merger Agreement and should not rely on them as such.  Investors should read the Merger Agreement together with the other information concerning TCCC contained in reports and statements that TCCC files with the Securities and Exchange Commission.

Item 8.01.    Other Events.

    A press release announcing the completion of the acquisition was issued by TCCC on June 7, 2007. The full text of the press release, a copy of which is attached hereto as Exhibit 99.4, is incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

    Not applicable.

(c)           Exhibits

2.1
Agreement and Plan of Merger by and among The Coca-Cola Company, Mustang Acquisition Company, LLP, Energy Brands Inc. d/b/a Glaceau, and the Stockholder Representatives identified therein, dated as of May 24, 2007.  In accordance with Item 601(b)(2) of Regulation S-X, the disclosure schedules to the Agreement and Plan of Merger have not been filed.  The Agreement and Plan of Merger contains a list briefly identifying the contents of all omitted disclosure schedules and The Coca-Cola Company hereby agrees to furnish supplementally a copy of any omitted disclosure schedule to the Securities and Exchange Commission upon request. (Incorporated by reference to Exhibit 2.1 to TCCC's Current Report on Form 8-K, filed May 31, 2007)

99.1
Put and Call Option Agreement among Tata Tea (GB) Limited, Tata Tea (GB) Investments Limited, Tata Limited and The Coca-Cola Company, dated as of May 24, 2007.  (Incorporated by reference to Exhibit 99.2 to TCCC's Current Report on Form 8-K, filed May 31, 2007)

99.2
Voting Agreement among Tata Limited, Tata Tea (GB) Investments Limited and The Coca-Cola Company, dated as of May 24, 2007.   (Incorporated by reference to Exhibit 99.3 to TCCC's Current Report on Form 8-K, filed May 31, 2007)

99.3
Supplemental Indemnity Agreement between J. Darius Bikoff and The Coca-Cola Company, dated May 24, 2007.  (Incorporated by reference to Exhibit 99.4 to TCCC's Current Report on Form 8-K, filed May 31, 2007)

99.4	Press release issued by The Coca-Cola Company on June 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       THE COCA-COLA COMPANY

                                               By:   /s/ David M. Taggart
                                                                    ___________________________
                                                              David M. Taggart
                                                              Vice President and Treasurer
Date: June 13, 2007

EXHIBIT INDEX

Exhibit No.                                Description

2.1
Agreement and Plan of Merger by and among The Coca-Cola Company, Mustang Acquisition Company, LLP, Energy Brands Inc. d/b/a Glaceau, and the Stockholder Representatives identified therein, dated as of May 24, 2007.  In accordance with Item 601(b)(2) of Regulation S-X, the disclosure schedules to the Agreement and Plan of Merger have not been filed.  The Agreement and Plan of Merger contains a list briefly identifying the contents of all omitted disclosure schedules and The Coca-Cola Company hereby agrees to furnish supplementally a copy of any omitted disclosure schedule to the Securities and Exchange Commission upon request. (Incorporated by reference to Exhibit 2.1 to TCCC's Current Report on Form 8-K, filed May 31, 2007)

99.1
Put and Call Option Agreement among Tata Tea (GB) Limited, Tata Tea (GB) Investments Limited, Tata Limited and The Coca-Cola Company, dated as of May 24, 2007.  (Incorporated by reference to Exhibit 99.2 to TCCC's Current Report on Form 8-K, filed May 31, 2007)

99.2
Voting Agreement among Tata Limited, Tata Tea (GB) Investments Limited and The Coca-Cola Company, dated as of May 24, 2007.   (Incorporated by reference to Exhibit 99.3 to TCCC's Current Report on Form 8-K, filed May 31, 2007)

99.3
Supplemental Indemnity Agreement between J. Darius Bikoff and The Coca-Cola Company, dated May 24, 2007.  (Incorporated by reference to Exhibit 99.4 to TCCC's Current Report on Form 8-K, filed May 31, 2007)

99.4	Press release issued by The Coca-Cola Company on June 7, 2007